Exhibit 21
SYSCO CORPORATION
SUBSIDIARIES, DIVISIONS AND DBA’s
(As of September 13, 2005)

JURISDICTION
OF
INCORPORATION
OR
SUBSIDIARY NAME	ORGANIZATION
A.M. Briggs, Inc.	Delaware
Baugh Supply Chain Cooperative, Inc.	Delaware
Baugh Northeast Co-Op, Inc.	Delaware
Baugh Southeast Cooperative, Inc.	Delaware
Buckhead Beef Company	Delaware
Economy Foods, Inc.	California
Freedman Meats, Inc.	Delaware
Freedman Food Service, Inc.	Texas
Freedman Food Service of Austin, LP	Texas
Freedman Food Service of Dallas, Inc.	Texas
Freedman Food Service of Denver, Inc.	Delaware
Freedman Food Service of San Antonio, LP	Texas
Freedman-KB, Inc.	Delaware
FreshPoint Holdings, Inc.	Delaware
FreshPoint, Inc.	Delaware
Fowler & Huntting, LLC	Delaware
FreshPoint Distribution, Inc.	Delaware
American Produce & Vegetable Co., Inc.	Delaware
IL Paese, Inc.	Texas
Carnival Fruit Company, Inc.	Florida
FreshPoint of Southern California, Inc.	California
Lee Ray-Tarantino Co., Inc.	California
FreshPoint Value Added Services, Inc.	California
Movsovitz & Sons of Florida, Inc.	Florida
Sunburst Foods, Inc.	Delaware
FreshPoint of Atlanta, Inc.	Georgia
Red’s Market, Inc.	Florida
FreshPoint Tomato, LLC	Delaware
Overton Distributors, Inc.	Tennessee
Piranha Produce, Inc.	Delaware
Pacific Produce Co. Ltd.	Alberta, Canada
Sysco I&S Foodservices, Inc.	Alberta, Canada
FreshPoint of Denver, Inc.	Colorado
FreshPoint of Las Vegas, Inc.	Delaware
Fulton Provision Co.	Delaware
Guest Supply, LLC	Delaware
Guest Packaging, LLC	Delaware
Guest Supply, Inc.	New Jersey
Breckenridge-Remy Co.	Delaware
Guest Supply Canada, Inc.	Canada
Guest International Ltd.	United Kingdom
Guest Packaging, Inc.	New Jersey

JURISDICTION
OF
INCORPORATION
OR
SUBSIDIARY NAME	ORGANIZATION
Hallsmith-Sysco Food Services, LLC	Delaware
International Food Group, Inc.	Florida
Malcolm Meats Company	Delaware
Nobel/Sysco Food Services Company	Colorado
Sysco Food Services of New Mexico, LLC	Delaware
Pegler-Sysco Food Services Company	Nebraska
Pegler-Sysco Transportation Co.	Nebraska
Robert’s Sysco Food Services, Inc.	Delaware
SFS Shelf, LLC	Delaware
Sysco Administrative Services, Inc.	Delaware
Sysco Proprietary LP	Texas
Sysco Services LP	Texas
SYSCO Canada, Company	Nova Scotia
Sysco Holdings of B.C., Inc.	Canada
North Douglas Sysco Food Services, Inc.	Canada
Sysco Holdings of Kelowna, Inc.	Canada
Sysco HRI Supply Ltd.	Canada
Sysco Holdings Limited	New Brunswick
Sysco Food Services of Central Ontario, Inc.	Ontario, Canada
Midwest Cooperative, Inc.	Delaware
Southwest Cooperative, Inc.	Delaware
Western Cooperative, Inc.	Delaware
Sysco Asian Foods, Inc.	Delaware
Sysco eVentures, Inc.	Delaware
Sysco Financial Services, LLC	Delaware
Sysco Finance, LP	Delaware
Hardin’s-Sysco Food Services, LLC	Delaware
Lankford-Sysco Food Services, LLC	Delaware
Robert Orr-Sysco Food Services, LLC	Delaware
Sysco Food Services of New Orleans, LLC	Delaware
Sysco Texas Partners, Inc.	Delaware
Sysco Administrative Services II, Inc.	Delaware
Sysco Food Services of Austin, LP	Delaware
Sysco Food Services of Dallas, LP	Delaware
Sysco Food Services of Houston, LP	Delaware
Sysco Food Services of San Antonio, LP	Delaware
Sysco Food Services of Albany, LLC	Delaware
Sysco Food Services of Arizona, Inc.	Delaware
Sysco Arizona Leasing, Inc.	Delaware
Sysco Food Services of Arkansas, LLC	Delaware
Sysco Food Services of Atlanta, LLC	Delaware
Sysco Food Services of Baltimore, LLC	Delaware
Sysco Food Services of Baraboo, LLC	Delaware
Sysco Food Services of Central Alabama, Inc.	Delaware
Sysco Food Services of Central California, Inc.	California
Sysco Food Services of Central Florida, Inc.	Delaware

JURISDICTION
OF
INCORPORATION
OR
SUBSIDIARY NAME	ORGANIZATION
Sysco Food Services of Central Pennsylvania, LLC	Delaware
Sysco Food Services of Charlotte, LLC	Delaware
Sysco Food Services-Chicago, Inc.	Delaware
Sysco Food Services of Cincinnati, LLC	Delaware
Sysco Food Services of Cleveland, Inc.	Delaware
Sysco Food Services of Columbia, LLC	Delaware
Sysco Food Services of Columbus, Inc.	Ohio
Sysco Merger Ohio II, Inc.	Delaware
Sysco Abbott Transportation Services, Ltd.	Ohio
Sysco Food Services of Connecticut, LLC	Delaware
Sysco Food Services of Detroit, LLC	Delaware
Sysco Food Services of Eastern Wisconsin, LLC	Delaware
Sysco Food Services of Grand Rapids, LLC	Delaware
Sysco Food Services – Gulf Coast, Inc.	Delaware
Sysco Food Services of Hampton Roads, Inc.	Delaware
Sysco Food Services of Idaho, Inc.	Idaho
Sysco Food Services of Indianapolis, LLC	Delaware
Sysco Food Services of Iowa, Inc.	Delaware
Sysco Food Services of Jackson, LLC	Delaware
Sysco Food Services – Jacksonville, Inc.	Delaware
Sysco Food Services of Jamestown, LLC	Delaware
Sysco Food Services of Kansas City, Inc.	Missouri
Sysco Food Services of Las Vegas, Inc.	Delaware
Sysco Food Services of Los Angeles, Inc.	Delaware
Sysco Food Services of Metro New York, LLC	Delaware
Walker Foods, Inc.	New York
Sysco Food Services of Minnesota, Inc.	Delaware
Sysco Food Services of Montana, Inc.	Delaware
Sysco Food Services of North Dakota, Inc.	Delaware
Sysco Food Services of Northern New England, Inc.	Maine
Sysco Food Services of Oklahoma, LLC	Delaware
Sysco Food Services of Philadelphia, LLC	Delaware
Sysco Food Services of Pittsburgh, LLC	Delaware
Sysco Food Services of Portland, Inc.	Delaware
Sysco Food Services of Raleigh, LLC	Delaware
Sysco Food Services of Sacramento, Inc.	Delaware
Sysco Food Services of San Diego, Inc.	Delaware
Sysco Food Services of San Francisco, Inc.	California
Sysco Food Services of Seattle, Inc.	Delaware
Sysco Food Services of South Florida, Inc.	Delaware
Sysco Food Services of Southeast Florida, LLC	Delaware
Sysco Food Services of St. Louis, LLC	Delaware
Sysco Food Services of Syracuse, LLC	Delaware
Sysco Food Services of Vancouver, Inc.	B.C., Canada
Four Seasons Food Ltd.	B.C., Canada
Sysco Food Services of Ventura, Inc.	Delaware

JURISDICTION
OF
INCORPORATION
OR
SUBSIDIARY NAME	ORGANIZATION
Sysco Food Services of Virginia, LLC	Delaware
Sysco Food Services – West Coast Florida, Inc.	Delaware
Sysco Food Services of Spokane, Inc.	Delaware
Sysco Intermountain Food Services, Inc.	Delaware
Sysco/Louisville Food Services Co.	Delaware
Sysco Newport Meat Company	Delaware
Sysco Resources, Inc.	Delaware
Sysco Resources Northeast, Inc.	Delaware
Sysco Resources Southeast, Inc.	Delaware
Sysco Resources Southwest, Inc.	Delaware
Sysco Resources Midwest, Inc.	Delaware
Sysco Resources West, Inc.	Delaware
SYSCO Shared Services , Inc.	Delaware
SYSCO International, Co.	Nova Scotia
SFS GP I, Inc.	Canada
SFS GP II, Inc.	Canada
SFS Canada I, LP	Canada
SFS Canada II, LP	Canada
SYSCO Food Services of Canada, Inc.	Canada
The SYGMA Network, Inc.	Delaware
Watson Sysco Food Services, Inc.	Delaware
DIVISIONS

Honeyman’s Beef Purveyors	SYSCO London
J. J. Derma Meats Ltd.	SYSCO Food Services of Quebec
Pronamic Distribution	SYSCO Food Services of Regina
Royalty Foods	SYSCO Sturgeon Falls
SYSCO Food Services of Atlantic Canada	SYSCO Thunder Bay
SYSCO Food Services of Calgary	SYSCO Food Services of Toronto
SYSCO Food Services of Edmonton	SYSCO Food Services of Winnipeg
SYSCO Kingston
ASSUMED NAMES

Entity Name	DBA Name
American FoodService
American Pre-Pack
American Produce & Vegatable Company	Choppin' Block

Alfmark Transportation
Alfmark
BSCC Canada
Baugh Supply Chain Cooperative, Canada
Baugh Supply Chain Cooperative, Inc.	Cooperative De Chaines D'Approvisionnement Baugh, Inc.

ASSUMED NAMES

Entity Name	DBA Name
Carnival Fruit Company, Inc.	FreshPoint South Florida

Freedman Food Service of Austin, LP	Texas Meat Purveyors

Freedman Food Service of San Antonio, LP	Texas Meat Purveyors

FreshPoint of Denver, Inc.	JDS&R Produce

FreshPoint of Houston, Inc.	Southern Produce

FreshPoint of San Diego
FreshPoint Consolidation
FreshPoint of Southern California, Inc.	G & G Produce

FreshPoint Tomato, LLC	Nashville Tomato

Lee-Ray Tarantino Co., Inc.	Golden State Produce

FreshPoint Packers
Movsovitz of Georgia
FreshPoint Jacksonville
FreshPoint North Florida
FreshPoint Savannah
FreshPoint Southern Georgia
Movsovitz & Sons of Florida, Inc.	Movsovitz of Ocala

Allied Foodservices
Pacific Produce Co., Ltd.	Pacific Produce - Nanaimo

Garden Gourmet Specialties
FreshPoint-Red's Market of Central Florida
FreshPoint Central Florida
FreshPoint West Coast Florida
Red's Market
Red's Market – Orlando
Red’s Market, Inc.	Red's Market – Tampa

Sysco Asian Foods, Inc.	Asian Foods

Theimer-Sysco Food Services
SYSCO Corporation	Theimer Food Services

Honeyman's Beef Purveyors
J.J. Derma Meats
SYSCO Canada
SYSCO Food Services of Atlantic Canada
SYSCO Food Services of Canada
SYSCO Food Services of Calgary
SYSCO Food Services of Edmonton
SYSCO Food Services of Quebec
SYSCO Food Services of Regina
SYSCO Food Services of Toronto
SYSCO Food Services of Winnipeg
SYSCO Kingston
SYSCO London
SYSCO Quebec
SYSCO Regina
SYSCO Sturgeon Falls
SYSCO Thunder Bay
SYSCO Ventra
SYSCO Kingston Redistribution Centre
SYSCO Food Services of Canada, Inc.	SYSCO Services Alimentaires du Quebec

Sysco Food Services of Columbus, Inc.	Abbott Sysco Food Services

ASSUMED NAMES

Entity Name	DBA Name
Sysco Food Services of Seattle, Inc.	Sysco Food Services of Alaska

Sysco Food Services of Spokane, Inc.	Sysco Food Services of Spokane

Pronamic
Pronamic Distribution
SYSCO Food Services of Vancouver, Inc.	The SYGMA Network of Canada